# National Health Investors

## Investor Update
February 25, 2025



*Montage Creek Senior Living*

NHI
NATIONAL HEALTH INVESTORS

# Disclaimers

This presentation, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.



Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; risks associated with pandemics, epidemics or outbreaks, such as the COVID-19 pandemic; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; our ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2024.

In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Reconciliations to certain non-GAAP measures can be found at the end of this presentation, in the Company’s quarterly supplementals which can be found on our website at www.nhireit.com, and in quarterly Form 10-Q filings and annual Form 10-K filing. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

# Overview of Fourth Quarter 2024

## Summary of Quarterly Financial Results

| *(in thousands except per share and percentages)* | Q4 2023 | Q3 2024 | Q4 2024 |
|---|---|---|---|
| Net Income per diluted share | $0.74 | $0.65 | $0.95 |
| NAREIT FFO per diluted share | $1.09 | $1.03 | $1.24 |
| Normalized FFO per share | $1.09 | $1.03 | $1.12 |
| Funds Available for Distribution (FAD) | $47,347 | $49,383 | $52,073 |
| Diluted shares outstanding | 43,389 | 43,987 | 45,435 |
| FAD Payout Ratio | 82.5% | 79.5% | 79.0% |
| SHOP NOI | $2,889 | $3,027 | $3,250 |
| SHOP NOI Margin | 22.3% | 22.0% | 23.2% |



## Key Operating and Balance Sheet Highlights

**Real Estate Investments**

- Lease revenue excluding straight-line, lease amortization, and escrow reimbursement revenue of $62.7 million compares to $57.7 million in the prior year period and $60.1 million in Q3 2024;
- Deferral repayments of $2.3 million in Q4 2024 compared to $2.0 million in the prior year period and $1.9 million in Q3 2024. The Q4 2024 repayments included $1.4 million from tenants on the cash-basis of accounting;
- Spring Arbor's lease commenced on October 9, 2024, and contributed $2.3 million to Q4 2024 cash lease revenue; and
- Interest income and other revenue of $6.0 million compares to $5.8 million in the prior year period and $5.9 million in Q3 2024.

**Senior Housing Operating Portfolio (SHOP)**

- Q4 2024 NOI of $3.2 million increased 12.5% compared to the prior year period and increased 7.4% sequentially;
- Q4 2024 SHOP NOI margin of 23.2% improved 90 bps compared to the prior year period and 120 bps sequentially;
- Average Q4 2024 occupancy of 89.4% increased 620 bps year-over-year and 80 bps sequentially. December average monthly occupancy at 90.0% increased 60 bps from November and 120 bps from October; and
- Revenue per Occupied Room ("RevPOR") of $3,014 in Q4 2024 was up 0.6% year-over-year and increased 0.8% sequentially.

**Balance Sheet**

- Net Debt to Adjusted EBITDA at an annualized 4.1x is at the low end of NHI's target range of 4.0x – 5.0x;
- Partially settled 1.8 million shares under the August 2024 forward sales agreement for net proceeds of $122.4 million
- Issued 0.3 million shares through ATM forward sale agreements for net proceeds of approximately $20.0 million;
- The Company has approximately 1.7 million shares available to settle under ATM forward sales agreements and forward sales agreements for proceeds of approximately $118.7 million at December 31, 2024;
- Retired $75.0 million in private placement notes utilizing proceeds from the revolving credit facility; and
- Amended and restated the $700.0 million revolving credit facility which extended the maturity to October 2028.

**Portfolio Activity**

- Announced Q4 2024 investments totaling $153.2 million at an average initial yield of approximately 8.5%;
- For 2024, NHI investment activity totaled $237.5 million at an average initial yield of approximately 8.6%. This represents the largest year for investments since 2019;
- Year-to-date in 2025, NHI has completed the acquisition of a property in Colorado for $21.2 million with an initial lease yield of 8.0%; and
- Completed the sale of two assisted living communities for net proceeds of approximately $10.5 million resulting in a gain of $5.0 million. NHI does not currently have any properties classified as held for sale.

# Initial 2025 Guidance

## 2025 Guidance Range [1]

| (in millions except per share amounts) | Low | Midpoint | High |
|---|---|---|---|
| **Net income attributable to common stockholders** | **$ 141.6** | **$ 143.3** | **$ 145.0** |
| Adjustments to NAREIT Funds From Operations (FFO) | | | |
| Depreciation (net) [2] | 73.1 | 73.1 | 73.1 |
| **NAREIT FFO** | **$ 214.7** | **$ 216.4** | **$ 218.1** |
| Adjustments to Normalized Funds From Operations (NFFO) | | | |
| **NFFO** | **$ 214.7** | **$ 216.4** | **$ 218.1** |
| Adjustments to Funds Available for Distribution (FAD) | | | |
| Straight-line revenue and lease incentive amortizations (net) [2] | (1.6) | (1.8) | (2.0) |
| Equity method investment adjustments | (1.8) | (1.8) | (1.8) |
| Equity method investment non-refundable fees received | 1.4 | 1.6 | 1.8 |
| Non-cash stock-based compensation | 5.4 | 5.5 | 5.5 |
| SHOP [2] and equity method investment recurring capital expenditures | (2.2) | (2.1) | (1.9) |
| Other [3] | 3.9 | 3.9 | 3.9 |
| **FAD** | **$ 219.8** | **$ 221.7** | **$ 223.6** |
| Weighted average diluted common shares [4] | 46.8 | 46.8 | 46.8 |
| NAREIT FFO per diluted common share | $ 4.59 | $ 4.63 | $ 4.66 |
| NFFO per diluted common share | $ 4.59 | $ 4.63 | $ 4.66 |

## 2025 Guidance Assumptions & Considerations

NHI's 2025 annual guidance includes the following assumptions:

- $225 million in unidentified new investments at an initial average yield of 8.1%;
- Continued rent concessions, asset dispositions and loan repayments;
- Expenses associated with transitioning properties;
- Continued fulfillment of existing commitments;
- SHOP NOI annual growth in a range of 12% - 15%;
- Continued collection of deferred rents; and
- Investments from announced subsequent events..

In addition to the assumptions listed above, NHI's guidance range is based on several other assumptions, many of which are outside the Company's control and all of which are subject to change. The guidance range may change if actual results vary from these assumptions.



1. Refer to Appendix for definitions and relevant non-GAAP reconciliations
2. Net of amounts attributable to non-controlling interests
3. Includes credit loss reserve, non-real estate deprecation (net) and amortizations associated with debt facilities
4. Includes settlement of all forward equity

# Investment Overview

## Active Management Creates Multiple Avenues for Organic Growth

- Targeting SHOP conversions of existing triple net lease assets
- Capex program supports organic growth and adds value to owned real estate
- Operator performance improvement driving stronger EBITDARM coverage and continued deferral repayments



## Significant Potential Organic Growth in SHOP Platform

- Significant upside opportunity with potential SHOP performance improvement
- Margin expansion potential of driven by stabilized occupancy and rate growth
- Expect 2025 SHOP NOI growth in a range of 12% - 15%



## Financial Strength Positions NHI for External Growth

- Leverage well within 4.0 – 5.0 net debt to adjusted EBITDA range
- Significant investment capacity on revolver and ATM
- Closed $258.7 million in 2024/2025 YTD investments, $152.3 million in signed LOIs, and a $190.0 million pipeline



## Strong Industry Dynamics Support Long Term Growth

- Supply of senior housing inventory is growing at less than 1.5% and slowing as new starts are more than 50% below historical average
- Demand is surging as 85+ population growing at 4.5% through 2030



# Multiple Avenues for Organic Growth

*(dollars in thousands)*

NATIONAL HEALTH INVESTORS

**Rent Resets, Internal Investment, and SHOP Conversions Create Incremental Organic Growth Opportunities**

- **SHOP Conversions**
  - NHI is targeting select opportunities to transition triple net seniors housing assets to SHOP structures where the Company sees strong cash flow potential under existing and new operators
  - SHOP conversions present a capital efficient opportunity to take advantage of the exceptional long-term tailwinds in the seniors housing industry

- **Internal Investments**
  - Board of Directors approved $25.0 million during the first quarter of 2024 for additional investment in existing leased properties
  - Investments are expected to be funded within two years of the project approval
  - Qualifying projects designed to assist current tenants with improving property level NOI
  - Investments earn a return of no less than 8.0% and recognized through additional rental income
  - At December 31, 2024, $19.6 million has been committed and $8.8 million has been expended

- **Rent Resets and Continued Deferral Repayments**
  - Bickford has a scheduled rent reset for April 2026 and the NHC master lease matures on December 31, 2026
  - NHI collected $11.2 million in deferral repayments during 2024 and expects to receive repayments million in 2025
    - Outstanding balance of approximately $21.0 million at December 31, 2024, provides future shareholder enhancement





# Active Management Creates Stronger Portfolio

NATIONAL HEALTH INVESTORS

## EBITDARM Coverage Improvement

Coverage across all NHI's Senior Housing and Skilled Nursing asset classes experienced sequential improvement for the trailing twelve months (TTM) through Q3 2024. Need Driven Senior Housing EBITDARM coverage continues to show improvement reflecting the dispositions, rent restructurings and improving fundamentals.

**Senior Housing - Need Driven**

- Coverage of 1.41x in the TTM ended Q3 2024 remained at 1.41x sequentially
- Bickford coverage was 1.70x in the TTM through Q3 2024. On a pro forma basis to include the April 2024 rent increase, coverage improved to 1.63x from 1.61x in the TTM through Q2 2024
- Excluding Bickford, Need Driven portfolio coverage improved 7 bps sequentially to 1.22x
    - Need Driven excluding Bickford represents approximately 20% of annualized adjusted NOI

**Senior Housing – Discretionary**

- Coverage of 1.70x improved 6 bps sequentially supported by NHI's largest tenant, SLC, which showed a 4 bps sequential improvement to 1.56x
- Discretionary ex. SLC, which largely represents coverage for our other entrance fee operators, increased 14 bps sequentially to 2.01x

**Skilled Nursing**

- Anchored by National Healthcare Corporation (NHC) (fixed corporate charge coverage) and The Ensign Group (ENSG) ENSG, NHI's SNF coverage continues to be very healthy at 3.05x for the TTM ended Q3 2024

## Trailing Twelve Month (TTM) EBITDARM Coverage [1, 2]

| | Q3 2023 | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 |
|---|---|---|---|---|---|
| **Senior Housing** | | | | | |
| Properties | 89 | 91 | 89 | 92 | 101 |
| EBITDARM Coverage | 1.36x | 1.45x | 1.49x | 1.52x | 1.55x |
| **Senior Housing - Need Driven** | | | | | |
| Properties | 75 | 77 | 75 | 78 | 87 |
| EBITDARM Coverage | 1.31x | 1.35x | 1.38x | 1.41x | 1.41x |
| **Bickford** | | | | | |
| Properties | 38 | 38 | 38 | 38 | 38 |
| EBITDARM Coverage | 1.52x | 1.58x | 1.67x | 1.72x | 1.70x |
| **Need Driven ex. Bickford** | | | | | |
| Properties | 37 | 37 | 37 | 40 | 49 |
| EBITDARM Coverage | 1.13x | 1.16x | 1.15x | 1.15x | 1.22x |
| **Senior Housing - Discretionary** | | | | | |
| Properties | 14 | 14 | 14 | 14 | 14 |
| EBITDARM Coverage | 1.41x | 1.54x | 1.60x | 1.64x | 1.70x |
| **Senior Living Communities ("SLC")** | | | | | |
| Properties | 10 | 10 | 10 | 10 | 10 |
| EBITDARM Coverage | 1.39x | 1.48x | 1.49x | 1.52x | 1.56x |
| **Discretionary ex. SLC** | | | | | |
| Properties | 5 | 5 | 5 | 5 | 5 |
| EBITDARM Coverage | 1.38x | 1.63x | 1.83x | 1.87x | 2.01x |
| **Skilled Nursing** | | | | | |
| Properties | 68 | 68 | 68 | 68 | 68 |
| EBITDARM Coverage | 2.72x | 2.82x | 2.97x | 3.04x | 3.05x |
| **Total** [3] | | | | | |
| Properties | 158 | 160 | 158 | 161 | 170 |
| EBITDARM Coverage | 1.91x | 2.00x | 2.08x | 2.12x | 2.11x |

1 Please see Appendix for EBITDARM definition and non-GAAP reconciliation. EBITDARM coverage calculated by dividing EBITDARM by cash rent.
2 Excludes transitioned properties under cash-flow based leases, loans and mortgages; excludes development and lease-up properties in operation less than 24 months; and includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months.
3 Total includes medical non-skilled nursing facility.

# Asset Diversification Creates Stronger Portfolio



Senior Housing - Need Driven
Bickford
Need Driven ex. Bickford
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024

**The Senior Housing – Need Driven portfolio has experienced significant coverage improvement since the start of the portfolio optimization in 2021.**

**The SNF and Discretionary (largely CCRC) portfolios which generate ~58% of adjusted NOI have proved resilient throughout.**



Senior Housing - Discretionary
Skilled Nursing
3.60x
3.10x
2.60x
2.10x
1.60x
1.10x
0.60x
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.

# Senior Housing - Need Driven Fundamentals Improving

## Senior Housing – Need Driven Main Optimization Focus

- The Senior Housing – Need Driven leased portfolio represents approximately 33% of annualized adjusted NOI including approximately 13% from the Bickford leased portfolio and 20% from other Need Driven operators. As displayed in the EBITDARM coverage table, this group continues to have the lowest coverage though much improved through optimization efforts. Coverage for the group was 1.41x in the most recent period measured compared to a low of 0.80x in 2021.
- **Dispositions:** Since 2021 through the end of 2024, NHI disposed of 48 underperforming senior housing properties. At December 31, 2024, NHI had no properties held for sale.
- **Improving fundamentals**: As displayed in the charts below, Need Driven operators have substantially improved operating fundamentals resulting in improved occupancy, greater coverage, fewer deferrals and higher repayments. Excluding Bickford, approximately $10.1 million from eight operators has been repaid to date.
- **Bickford**: Average quarterly 4Q 2024 occupancy of 87.3% increased 220 bps year-over-year and 110 bps sequentially. Bickford has repaid $7.6 million in cumulative deferrals with an approximate remaining balance of $13.0 million.




Need Driven excluding Bickford (dollars in '000s)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
0.79x
0.76x
0.76x
0.79x
0.87x
0.91x
0.96x
1.00x
1.07x
1.09x
1.13x
1.16x
1.15x
1.15x
1.22x
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24
Deferrals
Repayments
Coverage


Bickford (dollars in '000s)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
77.8%
80.2%
83.3%
85.0%
83.8%
83.0%
84.9%
84.2%
82.0%
81.8%
84.0%
85.1%
85.8%
85.4%
86.2%
87.3%
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24
Repayments
Occupancy

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.
Deferrals exclude any incentives granted operators.

Occupancy represents average quarterly occupancy for the period specified.

# Senior Housing Operating Portfolio (SHOP) Opportunity

*(dollars in thousands except RevPOR)*

NATIONAL HEALTH INVESTORS

## Significant Organic NOI Upside in SHOP as Fundamentals Continue to Improve

- **SHOP Upside**: SHOP NOI increased by 32% in 2024 driven mainly by a 940 basis point increase in occupancy to 87.6%. The NOI margin improved by 350 basis points to 23.2%. For the year, RevPOR declined by 0.3% as the Company strategically used rate as a tool to drive occupancy growth. With portfolio occupancy approaching stabilization near 90%, NHI expects that rate growth will be a driver of future margin improvement. The Company targets NOI growth in a range of 12% - 15 % in 2025 with significant upside for multiple years.
    - **Occupancy**: Q4 2024 occupancy improved 120 bps year-over-year and 80 bps sequentially to 89.4%; occupancy increased in each month during the fourth quarter with December 2024 average occupancy at 90.0%.
    - **RevPOR**: Q4 2024 RevPOR [1] increased by 60 basis points year-over-year to $3,014. This represents the largest increase in RevPOR since the SHOP platform was formed in Q2 2022.
    - **NOI**: Q4 2024 SHOP NOI [2] increased 12.5% year-over-year to approximately $3.2 million. The SHOP NOI margin [4] improved by 90 bps year-over-year to 23.2%.

| | 2021 [5] | 2022 [5] | Q1 2023 | Q2 2023 | Q3 2023 | Q4 2023 | 2023 | Q1 2024 | Q2 2024 | Q3 2024 | Q4 2024 | 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Properties | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 |
| Units | 1,730 | 1,731 | 1,734 | 1,734 | 1,734 | 1,733 | 1,734 | 1,732 | 1,732 | 1,732 | 1,732 | 1,732 |
| Occupancy | 78.9 % | 76.7 % | 75.2 % | 75.5 % | 79.0 % | 83.2 % | 78.2 % | 85.3 % | 87.0 % | 88.6 % | 89.4 % | 87.6 % |
| RevPOR | $ 3,020 | $ 3,008 | $ 2,989 | $ 3,004 | $ 3,010 | $ 2,995 | $ 2,999 | $ 2,988 | $ 2,962 | $ 2,989 | $ 3,014 | $ 2,990 |
| Resident Fees | $ 49,469 | $ 47,940 | $ 11,700 | $ 11,793 | $ 12,367 | $ 12,950 | $ 48,810 | $ 13,256 | $ 13,390 | $ 13,771 | $ 14,004 | $ 54,421 |
| Operating Expenses [3] | (28,898) | (34,010) | (9,215) | (9,094) | (9,428) | (9,416) | (37,153) | (9,668) | (9,773) | (10,065) | (10,057) | (39,564) |
| Management Fees [3] | (2,473) | (2,396) | (584) | (588) | (616) | (645) | (2,433) | (646) | (664) | (679) | (697) | (2,685) |
| SHOP NOI [2] | | $ 11,535 | $ 1,901 | $ 2,111 | $ 2,322 | $ 2,889 | $ 9,223 | $ 2,942 | $ 2,953 | $ 3,027 | $ 3,250 | $ 12,172 |
| SHOP NOI Margin [4] | 36.6 % | 24.1 % | 16.2% | 17.9% | 18.8% | 22.3% | 18.9 % | 22.2% | 22.1% | 22.0% | 23.2% | 22.4% |

Significant incremental SHOP NOI margin opportunity

1 RevPOR calculated by dividing resident fees by (units multiplied by occupancy %).
2 Refer to Appendix for definitions and relevant non-GAAP reconciliations.
3 The sum of operating expenses and management fees reflect the total reported senior housing operating expenses. Management fees reflect 5.0% of resident fees as disclosed in the Company's senior housing operating portfolio structure.
4 SHOP NOI margin calculated by each respective quarter SHOP NOI divided by each quarter resident revenue.
5 Shaded area reflects periods of operations under different managers prior to the April 1, 2022, SHOP formation and are provided for illustrative purposes.

# Senior Housing Operating Portfolio (SHOP) Opportunity

- Prior to the pandemic, the 15-community portfolio that transitioned to SHOP averaged occupancy in the high-80% range which was comparable to NIC MAP IL properties in secondary markets. The pandemic, lack of investment, and disruption from multiple management changes have resulted in significant underperformance relative to the industry.

- **The portfolio has focused efforts on driving occupancy which is now in-line with the industry**:
  - SHOP monthly occupancy accelerated through much of 2023 and throughout 2024 from a February 2023 low of 75.1% to a high of 90.0% in December 2024. With occupancy back at pre-pandemic levels, NHI expects to have more pricing power which should result in higher RevPOR and NOI margin.
  - SHOP quarterly 4Q 2024 occupancy at 89.4% represents a 620-bps year-over-year and 80-bps sequential improvement. The quarterly occupancy compares to the NIC MAP IL secondary market properties at 90.7% and freestanding IL at 89.6% which demonstrates our SHOP operators have largely closed the occupancy gap to the industry.

## SHOP-15 Monthly Occupancy: March 2020 – December 2024



89.9%
90.0%
75.1%
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Mar-24
May-24
Jul-24
Sep-24
Nov-24

## SHOP-15 v. NIC MAP Quarterly Occupancy: 1Q 22 – 4Q 24



Senior Housing Operating (SHOP)
NIC MAP® IL Secondary Markets
NIC MAP® Freestanding IL Secondary Markets
90.0%
85.0%
80.0%
75.0%
70.0%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Independent Living Secondary markets

# Recent Developments and Pipeline

*(dollars in millions)*

| Date | Tenant / Borrower | Investment Type | Yield [1] | Investment |
|---|---|---|---|---|
| 1Q 2025 | Generations | Lease | 8.00% | $ 21.2 |
| 4Q 2024 | William James Group | Lease | 8.50% | $ 6.9 |
| 4Q 2024 | CFG | Corporate loan | 10.00% | 25.0 |
| 4Q 2024 | Spring Arbor Senior Living | Lease | 8.23% | 121.3 |
| 3Q 2024 | Sanders Clearsky | Construction loan | 9.00% | 27.7 |
| 2Q 2024 | Encore Senior Living [2] | Lease | 8.25% | 32.1 |
| 2Q 2024 | Compass Senior Living | Mortgage loan | 8.50% | 9.5 |
| 1Q 2024 | Carriage Crossing | Mortgage loan | 8.75% | 15.0 |
| | | Total 2024 | 8.56% | $ 237.5 |
| | | **Total 2024 & YTD 2025** | **8.51%** | **$ 258.7** |



## Significant Pipeline Creates Pathway for External Growth Opportunities

**2024 Investments:** Closed $237.5 million at an average initial yield of 8.6%

**Signed LOIs:** $152.3 million at an average initial yield of 8.2%

**Pipeline:** Approximately $190.0 million excluding large portfolio deals

## Investment History with New & Existing Relationships



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
New
Existing
Yield

1 Represents contractual rent or interest / purchase price.
2 Investment funded partially with the satisfaction of a construction loan and mortgage which contained purchase options for NHI.

# Financial Strength Positions NHI for Potential Accretive External Growth

*(dollars in millions)*

## Strong Balance Sheet Provides Ample Liquidity for Investment

- NHI has maintained its target leverage in the 4.0x – 5.0x net debt to adjusted EBITDA range
- Total liquidity of approximately $938 million includes:
  - Approximately 1.7 million shares available to settle under ATM forward sales agreements and forward sales agreements for proceeds of approximately $118.7 million
  - Approximately $368.8 million of available revolver capacity and an incremental $424.7 million on the ATM
- Maturities in 2025 include the $200.0 million variable rate term loan on which NHI has two 6-month extension options
- Investment grade ratings and "stable" outlooks from Moody's, S&P Global, and Fitch

## Liquidity as of December 31, 2024

| | | |
|---|---|---|
| Cash and Restricted Cash | $ | 24.3 |
| Credit Facility Availability | | 368.8 |
| Equity available under forward sale agreements | | 64.9 |
| Equity available under ATM forward sale agreements | | 53.8 |
| ATM assuming settlement of ATM forward sale agreements | | 424.7 |
| Total Liquidity | $ | 936.5 |

## Debt Maturity Schedule



Private Placement
Term Loan
Secured Debt
Line of Credit
Senior Notes
Available Line of Credit
$326
$76
$200
$50
$-
$100
$100
$700
$369
$331
$-
$400
$400
2025
2026
2027
2028
2029
Thereafter

## Net Debt to Annualized Adjusted EBITDA [1]



5.1x
4.8x
4.9x
4.9x
4.0x
4.5x
4.7x
4.6x
4.6x
4.4x
4.4x
4.4x
4.2x
4.4x
4.1x
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

[1] Refer to Appendix for definitions and relevant non-GAAP reconciliations.

# Optimization Creating More Invested Capital Efficiency

**Optimization Improving ROIC**

- Pandemic impacts start in late 2020 with first rent concessions granted
- Dispositions of underperforming properties begins in 2Q21 and included 46 senior housing properties and seven SNFs
- Bickford rent reset and SHOP formation at the beginning of 2Q22
- ROIC improving as dispositions of underperforming assets slow and Normalized FAD stabilizes on solid collections, deferral repayments, limited new concessions, and improving SHOP performance
- 4Q24 ROIC at 8.34% exceeds NHI's weighted average cost of capital



Return on Invested Capital
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
8.33%
8.27%
8.16%
8.04%
7.92%
7.69%
7.53%
7.30%
7.16%
7.47%
7.58%
7.72%
7.80%
7.65%
7.81%
7.94%
8.05%
8.28%
8.29%
8.34%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Refer to Appendix for definitions and relevant non-GAAP reconciliations.

# Favorable Industry Dynamics: A Pathway For Long Term Growth

NATIONAL HEALTH INVESTORS

## Supply Growth is Slowing

### Inventory growth across the care continuum at 1.2% is near historic lows



Inventory Growth
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
Senior Housing
Independent Living
Assisted Living

### New starts in 4Q 2024 were the lowest since 4Q 2009 and more than 60% below the historical average



Senior Housing: Rolling 4-Quarter Units Started
45000
40000
35000
30000
25000
20000
15000
10000
5000
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Primary & Secondary markets through 4Q 2024.

# Favorable Industry Dynamics: A Pathway For Long Term Growth

NATIONAL HEALTH INVESTORS

## Demand Growth is Surging

**The 85+ population is expected to grow by 4.5% annually through 2030 compared to 0.3% in the prior decade**



U.S. 85+ Population (in millions)
5.7
0.3% CAGR
5.9
4.5% CAGR
9.1
11.4
2010
2020
2030
2040

**Absorption remains well above historic averages resulting in the highest ever number of occupied senior housing units**



Absorption
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
1Q2024
3Q2024
Senior Housing
Independent Living
Assisted Living

Source: University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through 4Q 2024.

# Appendix:  Definitions

**ADJUSTED EBITDA & EBITDARM**

NHI considers Adjusted EBITDA to be an important supplemental measure because it provides information which is used to evaluate the Company's performance and serves as an indication of the ability to service debt. NHI defines Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes NHI's proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use the Company's definition of Adjusted EBITDA, caution should be exercised when comparing NHI's Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

**ADJUSTED NET OPERATING INCOME**

Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

**NET OPERATING INCOME**

Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. NHI defines NOI as total revenues, less tenant reimbursements and property operating expenses. The Company believes NOI provides investors relevant and useful information as it measures the operating performance of properties at the property level on an unleveraged basis. NHI uses NOI to make decisions about resource allocations and to assess the property level performance of our properties.

**NAREIT FUNDS FROM OPERATIONS (FFO)**

FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP), and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.



# Appendix: Definitions

**NAREIT FUNDS FROM OPERATIONS (FFO)**
FFO per share, as defined by the National Association of Real Estate Investment Trusts (NAREIT) and applied by us, is calculated using the two-class method with net income allocated to common stockholders and holders of unvested restricted stock by applying the respective weighted-average shares outstanding during each period. The calculation of FFO begins with net income attributable to common stockholders (computed in accordance with GAAP) and excludes gains (or losses) from sales of real estate property, impairments of real estate, and real estate depreciation and amortization after adjusting for unconsolidated partnerships and joint ventures, if any. Diluted FFO per share assumes the exercise of stock options and other potentially dilutive securities.

**NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO)**
Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of non-real estate assets and liabilities, and recoveries of previous write-downs. FFO and Normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

**NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (FAD)**
Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock-based compensation as well as certain noncash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

**OCCUPANCY**
Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. NHI defines occupancy as the average number of units occupied in any given time period divided by the total number of available units.

**RETURN ON INVESTED CAPITAL (ROIC)**
ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

**RevPOR**
RevPOR is the average monthly revenue generated by occupied units in the SHOP segment. NHI defines RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.



# Appendix: Senior Housing & SNF Dispositions

*(dollars in thousands)*

| | Operator | Units | Properties | Net Proceeds |
|---|---|---|---|---|
| Q2 2021 | Bickford Senior Living [1] | 247 | 6 | $39,924 |
| Q3 2021 | Holiday Retirement | 1,030 | 9 | 119,799 |
| Q3 2021 | Senior Living Management | 131 | 1 | 12,847 |
| Q4 2021 | Brookdale Senior Living | 76 | 1 | 11,880 |
| Q4 2021 | Senior Living Management | 98 | 1 | 7,275 |
| Q4 2021 | Genesis Healthcare | 180 | 1 | 3,723 |
| Q1 2022 | Vitality Senior Living | 135 | 1 | 8,302 |
| Q2 2022 | Holiday Retirement | 83 | 1 | 2,990 |
| Q2 2022 | Chancellor Health Care | 74 | 2 | 7,305 |
| Q2 2022 | Bickford Senior Living | 67 | 1 | 3,857 |
| Q2 2022 | Comfort Care Senior Living | 237 | 4 | 40,000 |
| Q2 2022 | Bickford Senior Living | 171 | 2 | 22,102 |
| Q3 2022 | Discovery Senior Living | 90 | 1 | 8,235 |
| Q3 2022 | Discovery Senior Living | 148 | 1 | 8,144 |
| Q1 2023 | BAKA Enterprises | 120 | 1 | 7,478 |
| Q1 2023 | Bickford Senior Living | 45 | 1 | 2,553 |
| Q2 2023 | Milestone Retirement | 76 | 2 | 3,803 |
| Q2 2023 | Chancellor Health Care | 25 | 1 | 2,355 |
| Q2 2023 | Chancellor Health Care | 64 | 1 | 7,633 |
| Q2 2023 | Milestone Retirement | 25 | 1 | 1,602 |
| Q2 2023 | Chancellor Health Care | 227 | 1 | 23,724 |
| Q3 2023 | Chancellor Health Care | 29 | 1 | 2,923 |
| Q4 2023 | Senior Living Management [2] | 90 | 3 | 5,387 |
| Q2 2024 | Senior Living Management | 64 | 2 | 4,658 |
| Q4 2024 | Senior Living Management | 141 | 1 | 9,731 |
| Q4 2024 | Bickford Senior Living | 28 | 1 | 790 |
| | **Total Senior Housing** | **4,976** | **48** | **$369,020** |
| Q3 2022 | National Healthcare Corp | 780 | 7 | 43,686 |
| | **Total Senior Housing & SNF** | **5,756** | **55** | **$412,706** |

[1] Excludes $13.0 million second mortgage provided by NHI
[2] Excludes $1.6 million of seller financing provided by NHI

# Reconciliations: FFO, Normalized FFO, Normalized FAD

| | Three Months Ended December 31, | | Twelve Months Ended December 31, | |
|---|---|---|---|---|
| *(unaudited, $ in thousands, except share and per share amounts)* | 2024 | 2023 | 2024 | 2023 |
| Net income attributable to common stockholders | $ 43,213 | $ 32,026 | $ 137,867 | $ 135,597 |
| Elimination of certain non-cash items in net income: | | | | |
| Real estate depreciation | 18,370 | 16,929 | 70,449 | 69,436 |
| Real estate depreciation related to noncontrolling interests | (413) | (398) | (1,647) | (1,585) |
| Gains on sales of real estate, net | (4,960) | (1,221) | (6,678) | (14,721) |
| Impairments of real estate | - | - | 654 | 1,642 |
| **NAREIT FFO attributable to common stockholders** | **56,210** | **47,336** | **200,645** | **190,369** |
| Gain on operations transfer, net | - | - | - | (20) |
| Loss on early retirement of debt | - | - | - | 73 |
| Non-cash write-off of straight-line receivable | 819 | - | 1,452 | - |
| Gain on forward equity sale agreement, net | (6,261) | - | (6,261) | - |
| Non-cash rental income | - | - | - | (2,500) |
| **Normalized FFO attributable to common stockholders** | **50,768** | **47,336** | **195,836** | **187,922** |
| Non-cash lease revenue adjustments, net | (1,189) | (352) | (2,117) | (4,816) |
| Non-real estate depreciation, net | 271 | 166 | 854 | 488 |
| Amortization of debt issuance costs and discounts, net | 1,215 | 717 | 3,783 | 2,647 |
| Adjustments related to equity method investments, net | (452) | (1,066) | (2,265) | (2,202) |
| Recurring capital expenditures, net | (432) | (406) | (2,061) | (1,864) |
| Equity method investment non-refundable entrance fees | 477 | 437 | 1,357 | 1,327 |
| Note receivable credit loss expense (benefit) | 745 | (351) | 4,641 | (266) |
| Non-cash stock-based compensation | 670 | 866 | 4,182 | 4,605 |
| **Normalized FAD attributable to common stockholders** | **$ 52,073** | **$ 47,347** | **$ 204,210** | **$ 187,841** |
| BASIC | | | | |
| Weighted average common shares outstanding | 45,117,095 | 43,388,841 | 43,844,771 | 43,388,794 |
| NAREIT FFO attributable to common stockholders per share | $ 1.25 | $ 1.09 | $ 4.58 | $ 4.39 |
| Normalized FFO attributable to common stockholders per share | $ 1.13 | $ 1.09 | $ 4.47 | $ 4.33 |
| DILUTED | | | | |
| Weighted average common shares outstanding | 45,435,267 | 43,388,841 | 44,102,636 | 43,389,466 |
| NAREIT FFO attributable to common stockholders per share | $ 1.24 | $ 1.09 | $ 4.55 | $ 4.39 |
| Normalized FFO attributable to common stockholders per share | $ 1.12 | $ 1.09 | $ 4.44 | $ 4.33 |

# Reconciliations: Net Operating Income & Adjusted NOI

NATIONAL HEALTH INVESTORS

| (unaudited, dollars in thousands) | Three Months Ended December 31, 2024 | 2023 |
|---|---|---|
| Net Income | $ 42,788 | $ 31,718 |
| Interest | 15,241 | 14,852 |
| Gains on sales of real estate | (4,960) | (1,221) |
| Gain on forward equity sale agreement, net | (6,261) | — |
| (Gain) loss from equity method investment | — | (555) |
| Franchise, excise and other taxes | 94 | 7 |
| Legal | 411 | 143 |
| Loan and realty gains (losses) | 745 | (351) |
| General and administrative | 5,416 | 4,923 |
| Depreciation | 18,680 | 17,112 |
| Consolidated NOI | $ 72,154 | $ 66,628 |
| Non-cash write-off of straight-line rent receivable | 836 | — |
| Straight-line revenue | (1,800) | (950) |
| Amortization of lease incentives | 724 | 723 |
| Amortization of commitment fees and discounts | (87) | (89) |
| Non-segment/Corporate | (150) | (72) |
| Adjusted NOI | $ 71,677 | $ 66,240 |

# Reconciliations: Adjusted EBITDA

NATIONAL HEALTH INVESTORS

| | Three Months Ended December 31, | | | |
| --- | --- | --- | --- | --- |
| *(unaudited, dollars in thousands)* | 2024 | | 2023 | |
| Net income | $ | 42,788 | $ | 31,718 |
| Interest expense | | 15,241 | | 14,852 |
| Franchise, excise, and other taxes | | 94 | | 7 |
| Depreciation | | 18,680 | | 17,112 |
| NHI's share of EBITDA adjustments for unconsolidated entities | | - | | 583 |
| Gains on sales of real estate, net | | (4,960) | | (1,221) |
| Gain on forward equity sale agreement, net | | (6,261) | | - |
| Non-cash write-off of straight-line rent receivable | | 819 | | - |
| Note receivable credit loss | | 745 | | (351) |
| Adjusted EBITDA | $ | 67,146 | $ | 62,700 |
| Interest expense at contractual rates | $ | 14,066 | $ | 14,164 |
| Principal payments | | 109 | | 104 |
| Fixed Charges | $ | 14,175 | $ | 14,268 |
| Fixed Charge Coverage | | 4.7x | | 4.4x |
| Net Debt to Adjusted EBITDA | | | | |
| Consolidated Total Debt | $ | 1,146,041 | | |
| Less: cash and cash equivalents | | (24,289) | | |
| Consolidated Net Debt | $ | 1,121,752 | | |
| Adjusted EBITDA | $ | 67,146 | | |
| Annualizing Adjustment | | 201,438 | | |
| Annualized impact of recent investments | | 3,717 | | |
| | $ | 272,301 | | |
| Consolidated Net Debt to Adjusted EBITDA | | 4.1x | | |

# Reconciliations: Adjusted EBITDA

| *(dollars in thousands)* | Q2 2021 | Q3 2021 | Q4 2021 | Q1 2022 | Q2 2022 | Q3 2022 | Q4 2022 | Q1 2023 | Q2 2023 | Q4 2023 | Q4 2023 | Q1 2024 | Q2 2024 | Q3 2024 | Q4 2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net income | $ 39,230 | $ 30,849 | $ 6,505 | $ 8,246 | $ 21,466 | $ 34,230 | $ 1,558 | $ 34,183 | $ 39,448 | $ 29,033 | $ 31,718 | $ 30,657 | $ 34,952 | $ 28,242 | $ 42,788 |
| Interest expense | 12,840 | 12,715 | 12,282 | 10,198 | 10,862 | 11,412 | 12,445 | 14,027 | 14,194 | 15,086 | 14,852 | 14,869 | 14,854 | 14,939 | 15,241 |
| Franchise, excise and other taxes | 232 | 244 | 79 | 244 | 225 | 225 | 150 | 183 | 258 | 2 | 7 | (187) | 47 | 83 | 94 |
| Depreciation | 20,658 | 20,035 | 19,299 | 18,272 | 17,772 | 17,533 | 17,303 | 17,617 | 17,730 | 17,515 | 17,112 | 17,505 | 17,490 | 17,768 | 18,680 |
| Unconsolidated EBITDA | 798 | 678 | 678 | 678 | 713 | 713 | 917 | 495 | 706 | 583 | 583 | 719 | - | - | - |
| NR credit loss expense | 1,221 | (37) | (185) | (76) | (47) | 1,803 | 8,676 | (756) | 55 | 786 | (351) | 10 | 452 | 3,434 | 745 |
| Other items | (6,484) | 1,880 | 23,075 | 23,913 | 18,444 | (4,332) | 18,234 | (3,559) | (11,182) | 436 | (1,221) | 686 | (863) | (102) | 819 |
| Adjusted EBITDA | $ 68,495 | $ 66,364 | $ 61,733 | $ 61,475 | $ 69,435 | $ 61,584 | $ 59,283 | $ 62,190 | $ 61,208 | $ 63,441 | $ 62,700 | $ 64,259 | $ 66,932 | $ 64,364 | $ 67,146 |
| | | | | | | | | | | | | | | | |
| Total debt | $ 1,434,744 | $ 1,285,287 | $ 1,242,883 | $ 1,249,044 | $ 1,104,495 | $ 1,114,999 | $ 1,147,511 | $ 1,176,014 | $ 1,134,815 | $ 1,144,438 | $ 1,135,051 | $ 1,139,266 | $ 1,136,035 | $ 1,136,302 | $ 1,146,041 |
| Cash and equivalents | $ (32,544) | $ (48,393) | $ (37,412) | $ (36,121) | $ (43,435) | $ (28,811) | $ (19,291) | $ (13,875) | $ (17,411) | $ (16,579) | $ (22,347) | $ (11,357) | $ (14,766) | $ (15,550) | $ (24,289) |
| Net debt | $ 1,402,200 | $ 1,236,894 | $ 1,205,471 | $ 1,212,923 | $ 1,061,060 | $ 1,086,188 | $ 1,128,220 | $ 1,162,139 | $ 1,117,404 | $ 1,127,859 | $ 1,112,704 | $ 1,127,909 | $ 1,121,269 | $ 1,120,752 | $ 1,1221,752 |
| | | | | | | | | | | | | | | | |
| Annualized EBITDA | $ 273,981 | $ 265,456 | $ 246,932 | $ 245,900 | $ 277,741 | $ 246,334 | $ 237,131 | $ 248,760 | $ 244,832 | $ 253,765 | $ 250,801 | $ 257,035 | $ 267,728 | $ 257,456 | $ 268,584 |
| Impact of recent investments | $ (953) | $ (7,915) | $ (2,364) | $ (42) | $ (11,792) | $ (2,752) | $ 682 | $ 2,086 | $ (2,429) | $ 473 | $ (107) | $ 85 | $ 2,341 | $ (194) | $ 3,717 |
| Adjusted annualized EBITDA | $ 273,028 | $ 257,541 | $ 244,568 | $ 245,858 | $ 265,949 | $ 243,582 | $ 237,813 | $ 250,846 | $ 242,403 | $ 254,238 | $ 250,693 | $ 257,121 | $ 270,069 | $ 257,262 | $ 272,301 |
| | | | | | | | | | | | | | | | |
| Net Debt / Adj. EBITDA | 5.1x | 4.8x | 4.9x | 4.9x | 4.0x | 4.5x | 4.7x | 4.6x | 4.6x | 4.4x | 4.4x | 4.4x | 4.2x | 4.4x | 4.1x |

# Reconciliations: ROIC

| (dollars in thousands) | 2Q20 | 3Q20 | 4Q20 | 1Q21 | 2Q21 | 3Q21 | 4Q21 | 1Q22 | 2Q22 |
|---|---|---|---|---|---|---|---|---|---|
| Total Assets | $ 3,166,971 | $ 3,139,273 | $ 3,120,346 | $ 3,183,273 | $ 3,077,445 | $ 2,912,177 | $ 2,838,876 | $ 2,802,503 | $ 2,587,291 |
| Add: Accumulated Depreciation | 555,762 | 576,605 | 597,638 | 618,299 | 622,943 | 593,215 | 576,668 | 582,175 | 593,036 |
| Less: Straight-line Receivable | (89,090) | (92,418) | (95,703) | (98,354) | (97,723) | (99,895) | (96,198) | (94,739) | (79,697) |
| Invested Capital | $ 3,633,643 | $ 3,623,460 | $ 3,622,281 | $ 3,703,218 | $ 3,602,665 | $ 3,405,497 | $ 3,319,346 | $ 3,289,939 | $ 3,100,630 |
| Normalized FAD | $ 60,925 | $ 60,270 | $ 59,003 | $ 59,551 | $ 52,839 | $ 51,173 | $ 45,911 | $ 52,669 | $ 56,279 |
| Add: Contractual Interest | 12,832 | 11,907 | 11,537 | 12,230 | 12,188 | 12,085 | 11,668 | 9,558 | 10,262 |
| FAD before contractual interest | $ 73,757 | $ 72,177 | $ 70,540 | $ 71,781 | $ 65,027 | $ 63,258 | $ 57,579 | $ 62,227 | $ 66,541 |
| TTM Invested Capital | $ 3,511,852 | $ 3,555,284 | $ 3,593,428 | $ 3,639,943 | $ 3,637,053 | $ 3,591,424 | $ 3,530,601 | $ 3,464,133 | $ 3,343,616 |
| TTM Normalized FAD plus contractual interest | $ 290,548 | $ 290,094 | $ 289,023 | $ 288,256 | $ 279,525 | $ 270,606 | $ 257,645 | $ 248,091 | $ 249,605 |
| Return on Invested Capital | 8.27% | 8.16% | 8.04% | 7.92% | 7.69% | 7.53% | 7.30% | 7.16% | 7.47% |

| (dollars in thousands) | 3Q22 | 4Q22 | 1Q23 | 2Q23 | 3Q23 | 4Q23 | 1Q24 | 2Q24 | 3Q24 | 4Q24 |
|---|---|---|---|---|---|---|---|---|---|---|
| Total Assets | $ 2,508,785 | $ 2,507,424 | $ 2,533,230 | $ 2,498,495 | $ 2,499,090 | $ 2,488,480 | $ 2,478,125 | $ 2,476,912 | $ 2,460,090 | $ 2,614,371 |
| Add: Accumulated Depreciation | 599,423 | 611,688 | 625,743 | 638,631 | 656,155 | 673,276 | 690,790 | 705,829 | 723,606 | 742,295 |
| Less: Straight-line Receivable | (81,959) | (76,895) | (79,103) | (82,295) | (83,549) | (84,713) | (84,257) | (85,321) | (86,334) | (87,150) |
| Invested Capital | $ 3,026,249 | $ 3,042,217 | $ 3,079,870 | $ 3,054,831 | $ 3,071,696 | $ 3,077,043 | $ 3,084,659 | $ 3,097,420 | $ 3,097,362 | $ 3,269,516 |
| Normalized FAD | $ 47,378 | $ 44,712 | $ 47,739 | $ 44,586 | $ 48,171 | $ 47,347 | $ 50,975 | $ 51,780 | $ 49,383 | $ 52,071 |
| Add: Contractual Interest | 10,821 | 11,847 | 13,440 | 13,612 | 14,387 | 14,164 | 14,088 | 14,028 | 14,129 | 14,066 |
| FAD before contractual interest | $ 58,199 | $ 56,559 | $ 61,179 | $ 58,198 | $ 62,558 | $ 61,511 | $ 65,063 | $ 65,808 | $ 63,512 | $ 66,137 |
| TTM Invested Capital | $ 3,228,332 | $ 3,155,676 | $ 3,107,781 | $ 3,060,759 | $ 3,054,973 | $ 3,065,131 | $ 3,073,620 | $ 3,077,130 | $ 3,085,636 | $ 3,125,200 |
| TTM Normalized FAD plus contractual interest | $ 244,546 | $ 243,526 | $ 242,479 | $ 234,136 | $ 238,495 | $ 243,447 | $ 247,329 | $ 254,939 | $ 255,893 | $ 260,518 |
| Return on Invested Capital | 7.58% | 7.72% | 7.80% | 7.65% | 7.81% | 7.94% | 8.05% | 8.28% | 8.29% | 8.34% |